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                      U.S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549
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                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934
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                      DATE OF REPORT (Date of earliest event reported):
                                September 26, 2002
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                      SELIGMAN NEW TECHNOLOGIES FUND II, INC.
              (Exact name of Registrant as specified in its charter)
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                                     Maryland
                             (State of Incorporation)
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                   Investment Company Act File Number: 811-9849
                             (Commission File Number)
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                                    13-4104947
                       (I.R.S. Employer Identification No.)
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                                 100 Park Avenue,
                             New York, New York 10017
                (Address of principal executive offices, zip code)
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                                  (212) 850-1864
                          (Registrant's telephone number,
                               including area code)
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

ITEM 9.  REGULATION FD DISCLOSURE.

Registrant is furnishing the following information as of September 26, 2002 for the Seligman New Technologies Fund II, Inc.

Effective September 26, 2002, Seligman New Technologies Fund II, Inc. (the "Fund") will be co-managed by Mr. Storm Boswick, Mr. Thomas Hirschfeld and Mr. Richard Parower. Effective January 1, 2003, the Fund will be co-managed by Messrs. Hirschfeld and Parower.

Mr. Boswick is a Vice President of the Fund and has been a Managing Director of
J. & W. Seligman & Co. Incorporated, the investment manager of the Fund ("Seligman") since January 1999. He was formerly a Vice President, Investment Officer of Seligman from January 1997 to December 1998. Mr. Boswick joined Seligman June 1996 as an Associate, Investment Research. He is a Vice President of Seligman New Technologies Fund, Inc., for which he has acted as portfolio manager since July 1999. Prior to joining Seligman, Mr. Boswick was a Financial Analyst, Investment Research, with Goldman, Sachs & Co. from February 1994 to May 1996.

Mr. Hirschfeld has been a Managing Director of Seligman since joining Seligman in 2001 and, along with Mr. Boswick, currently co-heads Seligman Technology Group's venture capital investments. Mr. Hirschfeld is also co-portfolio manager of Seligman New Technologies Fund, Inc. Prior to joining Seligman, he was a General Partner, Patricof & Co. ventures from 1995. Before that, from 1986 to 1994, Mr. Hirschfeld was an investment banker at Salomon Brothers, specializing in media and technology companies.

Mr. Parower is a Senior Vice President and Investment Officer of Seligman. He is also a Vice President of Seligman Global Fund Series, Inc. and a co-portfolio manager of its Seligman Global Technology Fund, and a Vice President of Seligman Portfolios, Inc. and a co-portfolio manager of its Seligman Global Technology Portfolio. Mr. Parower is also co-portfolio manager of Seligman New Technologies Fund, Inc. Prior to joining Seligman in April 2000, he was a Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998. From September 1995 to June 1998, Mr. Parower was a Senior Analyst with Montgomery Asset Management, and from June 1993 to September 1995, he was a securities analyst for G.T. Capital Management.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of September, 2002.


                                        SELIGMAN NEW TECHNOLOGIES FUND II, INC.


                                        By:/s/ Brian T. Zino
                                           ------------------------
                                               Brian T. Zino
                                               President

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